UNITED STATES

SECURITIS AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

November __, 2021

You are cordially invited to attend our Annual Stockholders’ Meeting, which will be held at 1200 Platt Street, Suite 100 Tampa, Florida 33606, on Friday, December 10, 2021, at 3:00 p.m., local time. Stockholders will be admitted beginning at 2:45 p.m.

The attached notice of Annual Meeting of Stockholders and proxy statement cover the formal business of the Annual Meeting and contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, our management will also provide a report on our operations and achievements during the past year.

Your vote is very important. Whether or not you plan to attend the meeting in person, please vote your shares by completing, signing and returning the accompanying proxy card, or by following the instructions on the card for voting by telephone or internet. If you later decide to attend the Annual Meeting and vote in person, you may revoke your proxy at that time.

Bruce M. Rodgers, Esq.

Chairman of the Board Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:

TIME:	3:00 p.m., local time, on Friday, December 10, 2021. Stockholders will be admitted beginning at 2:45 p.m.

PLACE:	LM Funding America, Inc. 1200 West Platt Street, Suite 100 Tampa, Florida 33606
ITEMS OF BUSINESS:	1.	To elect two Class II directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;

	2.	To ratify the appointment of Malone Bailey LP as the company’s independent auditor to audit the company’s 2021 financial statements; and
3.

To approve an amendment to the company’s Certificate of Incorporation, as amended, to increase the number of the company’s authorized shares of common stock, par value $0.001 per share, from 30,000,000 to 350,000,000 shares  and to increase the number of the company’s authorized shares of preferred stock, par value $0.001 per share, from 5,000,000 to 150,000,000 shares;

	4.	To approve the LM Funding America, Inc. 2021 Omnibus Incentive Plan;
5. 6.

To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement;

To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; and

	7.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE	Stockholders of record on October 19, 2021, are entitled to notice of the Annual Meeting and are entitled to vote at the Annual Meeting in person or by proxy.

ANNUAL REPORT	Our 2020 Annual Report to Stockholders, as amended, which is not a part of this proxy statement is enclosed.

PROXY VOTING

It is important that your shares be represented at the Annual Meeting and voted in accordance with your instructions.  Please indicate your instructions by promptly signing and dating the enclosed proxy card and mailing it in the enclosed postage paid, pre-addressed envelope or by following the instructions on the proxy card for telephone or internet voting.

By Order of the Board of Directors,

Bruce M. Rodgers

Chairman of the Board

Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2021

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:	November ___, 2021

This proxy statement and the form of proxy are delivered in connection with the solicitation by the Board of Directors of LM Funding America, Inc. (the “company,” “we,”  “us,”  or “our”), a Delaware corporation, of proxies to be voted at our below-described Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on Friday, December 10, 2021, beginning at 3:00 p.m.. The Annual Meeting will be held at 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Stockholders will be admitted beginning at 2:45 p.m.

Your vote is very important. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please date, sign and return the enclosed proxy card promptly or follow the instructions on the card for voting by telephone or internet.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on December 10, 2021:

This proxy statement and the 2020 Annual Report to Stockholders, as amended, are available at www.proxyvote.com

Upon your written request, we will provide you with a copy of our 2020 annual report on Form 10-K, as amended, including exhibits, free of charge. Send your request to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to ratify the appointment of our outside auditors; elect two directors to the company’s Board of Directors;  to approve an amendment to the company’s Certificate of Incorporation, as amended, to increase the number of the company’s authorized shares of common stock, par value $0.001 per share, from 30,000,000 to 350,000,000 shares and to increase the number of the company’s authorized shares of preferred stock, par value $0.001 per share, from 5,000,000 to 150,000,000 shares; to approve the LM Funding America, Inc. 2021 Omnibus Incentive Plan;  to  approve, on an advisory, non-binding basis, the compensation of our named executive officers; and to approve on a non-binding advisory basis the compensation of our named executive officers every three years.   In addition, our management will report on our performance during 2020, discuss challenges ahead and respond to questions from stockholders.

When were these materials mailed?

We began mailing this proxy statement on or about November ___, 2021.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, October 19, 2021, are entitled to vote in person or by proxy at the Annual Meeting.  In general, stockholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, stockholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. The Board of Directors has determined that the Board of Directors should include two Class II directorships. Accordingly, since two directors are to be elected at this Annual Meeting, in electing directors, each share will entitle the stockholder to two votes, one per director. Stockholders may not cumulate their votes. As of October 19, 2021, there were 12,677,442 common shares outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, V Stock Transfer, LLC, then you are a “shareholder of record.” This Notice of Meeting and proxy statement has been provided directly to you by LM Funding America, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this proxy statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors (Proposal No. 1), each share held by a shareholder of record will be entitled to two votes, one for each director to be elected.

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or internet, then your shares will be voted as you direct. In the election of directors (Proposal No. 1), your options with respect to each director are to direct a vote “FOR” or to “WITHHOLD AUTHORITY.”

If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or internet?

Yes. If you follow the instructions on the proxy card for voting by telephone or internet, your shares will be voted as you direct.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on nonroutine matters such as Proposal No. 1. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposal No. 1 and will not affect the outcome of Proposal No. 1.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. You may follow the instructions on the proxy card to change your votes or instructions any time before midnight the day before the meeting.  In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy, then your shares will be voted in accordance with that later dated proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you instruct on the proxy card.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion. As of the date this proxy statement went to print, we did not know of any other matters to be raised at the Annual Meeting.

What are the Board of Directors’ recommendations?

The Board of Directors recommends votes:

➢	FOR election of the following nominees for director positions:

Douglas I. McCree

Joel E. Rodgers

➢	FOR the proposal to ratify the appointment of Malone Bailey LP as the company’s independent auditor to audit the company’s 2021 financial statements;
➢

FOR the proposal to approve an amendment to the company’s Certificate of Incorporation, as amended, to increase our authorized shares of common stock, par value $0.001 per share, from 30,000,000 to 350,000,000 shares and to increase our authorized shares of preferred stock, par value $0.001 per share, from 5,000,000 to 150,000,000 shares.

➢	FOR the proposal to approve the LM Funding America, Inc. 2021 Omnibus Incentive Plan.
➢	FOR the proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers.
➢ ➢

FOR the proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers every three years.

FOR the authority to transact such other business as may properly come before the stockholders at the Annual Meeting.

What vote is required to approve each item?

The vote required to approve each matter to be voted on at the Annual Meeting is described below. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved by the affirmative vote of the majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote on the subject matter at a meeting at which a quorum is present unless a greater number of affirmative votes is required for approval of that matter under our Certificate of Incorporation, Bylaws, or the Delaware General Corporation Law.

Under the Delaware General Corporation Law, an abstaining vote is considered present and entitled to vote and, therefore, is included for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to our Bylaws, abstentions are not considered to be ‘‘votes cast’’ for the election of directors in Proposal No. 1 and will not affect the outcome of the election of directors. Abstentions are considered both present and “entitled to vote” on a matter.  Accordingly, an abstention counts as a vote “against” any proposal where the voting standard is “a majority of the shares present and entitled to vote” or “a majority of the outstanding shares.”

A broker ‘‘non-vote’’ occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Under the Delaware General Corporation Law, a broker ‘‘non-vote’’ is not deemed to be a ‘‘vote cast’’ and, therefore, will not affect the outcome of the election of directors. While a broker ‘‘non-vote’’ is considered present for purposes of determining whether a quorum is present at the Annual Meeting, it is not considered ‘‘entitled to vote’’ and, therefore, not included in the tabulation of the voting results on matters requiring approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote.  When the voting standard is approval of “a majority of the outstanding shares,” broker non-votes have the same effect as a vote “against” the proposal.

The required vote for each of the proposals expected to be acted upon at the Annual Meeting is summarized below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the two nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, assuming a quorum is present.  Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 3 – Approval of the amendment  to the company’s Certificate of Incorporation, as amended, to increase our authorized shares of common stock, par value $0.001 per share, from 30,000,000 to 350,000,000 shares and to increase our authorized shares of preferred stock, par value $0.001 per share, from 5,000,000 to 150,000,000 shares. This proposal must be approved by the affirmative vote of the holders of a majority of the common stock outstanding and entitled to vote.  Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal No. 4 — Approval of the LM Funding America, Inc. 2021 Omnibus Incentive Plan. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 5 — Approval, on an advisory, non-binding basis, the compensation of our named executive officers. While this proposal is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 6 — Approval, on an advisory, non-binding basis, the compensation of our named executive officers every three years. The voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders.  Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

How will votes be counted?

All votes will be tabulated by the secretary of the company. We have engaged Broadridge Financial Solutions, Inc. to collect and tabulate proxy instructions.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Two directors are to be elected at the Annual Meeting. In accordance with the company’s Certificate of Incorporation, the Board of Directors is divided into three classes. Class I and Class II each consists of two directors, and Class III consists of three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes are scheduled to expire at the annual meeting of stockholders in 2023 (Class I directors), 2021 (Class II directors) and 2022 (Class III directors).  Accordingly, the Class II directors will be elected at this Annual Meeting of Stockholders. Each of the Class II directors elected at this Annual Meeting will be elected to serve a three-year term.

With the recommendation of the nominating and governance committee, the Board of Directors has nominated the following persons to stand for election as Class II directors at this Annual Meeting of Stockholders, with terms expiring at the third annual meeting of stockholders following their election:

Douglas I. McCree

Joel E. Rodgers

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Mr. Douglas I. McCree and Mr. Joel E. Rodgers as Class II directors of LM Funding America, Inc. The nominees receiving the two highest “FOR” vote totals will be elected as directors.

In the election of directors, the two highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD AUTHORITY” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS

DIRECTORS OF THE COMPANY

ITEM 1 ON YOUR PROXY CARD.

DIRECTORS

Set forth below is a summary of the background and experience of each director nominee and director.  There is no family relationship among any of the directors and/or executive officers of the company except as follows: Mr. Bruce M. Rodgers, our Chairman, Chief Executive Officer and President, and Ms. Carollinn Gould, our Vice President—General Manager, Secretary, and director, have been married since 2004 and Joel E. Rodgers, Sr. is the father of Bruce M. Rodgers and the father-in-law of Carollinn Gould.

Directors Standing for Election (Class II)

Douglas I. McCree. Mr. McCree, age 56, has served as a director of the company since its initial public offering in October 2015. Mr. McCree has been with First Housing Development Corporation of Florida (“First Housing”) since 2000 and has served as its Chief Executive Officer since 2004. From 1987 through 2000, Mr. McCree held various positions with Bank of America, N.A. including Senior Vice President—Affordable Housing Lending. Mr. McCree serves on numerous professional and civic boards. He received a B.S. from Vanderbilt University majoring in economics. Mr. McCree brings to the Board of Directors many years of banking experience and a strong perspective on public company operational requirements from his experience as Chief Executive Officer of First Housing.

 Joel E. Rodgers, Sr. Mr. Rodgers, age 84, has served as a director of the company since its initial public offering in October 2015.  Mr. Rodgers has been Vice President of Allied Signal, Inc. (1987-1992) and CEO of Baron Blakeslee, Inc. (1985-1987). Since 1995, Mr. Rodgers has served as a part-time Professor at Nova Southeastern University teaching finance, statistics, marketing, operation, and strategy. He has published numerous articles dealing with empowerment and corporate leadership. Mr. Rodgers represented the United States State Department in China, Mexico and Brazil in negotiations regarding the Montreal Protocol, which dealt with limiting fluorocarbon discharge. Mr. Rodgers’ civic work extends to service on the library, hospital and municipal utility boards of Bowling Green, Kentucky. Mr. Rodgers holds a Doctorate of Business Administration from Nova Southeastern University, a Masters of Business Administration from University of Kentucky, a B.S. in Mechanical Engineering from University of New Mexico and was a University of Illinois PhD candidate. He brings to our Board of Directors a lifetime of management, finance and marketing experience as well as an academic career of study in each.

Directors Continuing in Office

Directors whose present terms continue until the next annual meeting of stockholders (Class III):

Frank Silcox. Mr. Silcox, age 57, has served as a director of the company since January 2021. Mr. Silcox has been a Managing Director of Osprey Capital since March 2015. From 2008 until 2015, Mr. Silcox was co-founder and a Managing member of LM Funding, LLC, a wholly-owned subsidiary of the company (“LMF”). Mr. Silcox has owned FS Ventures since 2003, which makes a variety of investments in real estate ventures. Mr. Silcox holds a Bachelor of Science from the University of Tampa.

Mr. Silcox brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions are considered important in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. His knowledge of other businesses and industries are useful in determining management and director compensation.

Andrew L. Graham. Mr. Graham, age 63, has served as a director of the company since its initial public offering in October 2015. Since June 2008, Mr. Graham has served as Vice President, General Counsel and Secretary of HCI Group, Inc. (NYSE:HCI). From 1999 to 2007, Mr. Graham served in various capacities, including as General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), a publicly-held provider of communications services headquartered in Tampa, Florida. Since 2011, Mr. Graham has served on the Internal Audit Committee of Hillsborough County, Florida. From 2007 to 2011, he served on the Board of Trustees of Hillsborough Community College, a state institution serving over 45,000 students annually.

Mr. Graham holds a Bachelor of Science, major in Accounting, from Florida State University and a Juris Doctor, as well as a Master of Laws (L.L.M.) in Taxation, from the University of Florida College of Law. Mr. Graham was licensed in Florida as a Certified Public Accountant from 1982 to 2001. As a Certified Public Accountant, he audited, reviewed and compiled financial statements and prepared tax returns. Mr. Graham’s experience serving as general counsel to publicly-held companies brings to our Board of Directors a comprehensive understanding of public company operations, financial reporting, disclosure and corporate governance, as well a perspective regarding potential acquisitions. With his accounting education and experience, he also brings a sophisticated understanding of accounting principles, auditing standards, internal accounting control and financial presentation and analysis.

Frederick Mills. Mr. Mills age 63, has served as a director of the company since August 2018 and has been a partner with the law firm Morrison & Mills, PA since 1989, a Tampa, Florida law firm that focuses on business law.  Mr. Mills is also a founder and board member of Apex Labs, Inc. (toxicology lab in Tampa FL). Mr. Mills serves on numerous professional and civic boards. He received a B.S. from the University of Florida majoring in accounting and received a J.D. from the University of Florida. Mr. Mills will bring to the Board of Directors many years of business and financial experience from his past experience as a founding board member and Audit Committee Chairman for Nature Coast Bank (OTCQB:NCBF), which was a publicly-held company, and his business law practice.

Directors whose present terms continue until the second annual meeting of stockholders following this Annual Meeting (Class I):

Bruce M. Rodgers. Mr. Rodgers, age 57, serves as the Chairman of the Board of Directors, Chief Executive Officer and President of the company. Prior to that, Mr. Rodgers owned Business Law Group, P.A. (“BLG”) and served as counsel to the founders of LM Funding, LLC, the company’s predecessor and wholly-owned subsidiary.  Mr. Rodgers was instrumental in developing the company’s business model prior to inception.  Mr. Rodgers transferred his interest in BLG to attorneys within the firm by means of redemption of such interest in BLG prior to the company going public in 2015.  Mr. Rodgers is also Chief Executive Officer,

President and Chairman of the Board of Directors of LMF Acquisition Opportunities Inc a Nasdaq special purpose acquisition public company. Mr. Rodgers is a former business transactions attorney and was an associate of Macfarlane, Ferguson, & McMullen, P.A. from 1991 to 1995 and a partner from 1995-1998 and was an equity partner of Foley & Lardner LLP from 1998 to 2003. Originally from Bowling Green, Kentucky, Mr. Rodgers holds an engineering degree from Vanderbilt University (1985) and a Juris Doctor, with honors, from the University of Florida (1991). Mr. Rodgers also served as an officer in the United States Navy from 1985-1989 rising to the rank of Lieutenant, Surface Warfare Officer. Mr. Rodgers is a member of the Florida Bar and holds an AV-Preeminent rating from Martindale Hubbell.

Mr. Rodgers brings to the Board of Directors considerable experience in business, management and law, and because of those experiences and his education, he possesses analytical and legal skills which are considered of importance to the operations of the company, the oversight of its performance and the evaluation of its future growth opportunities. Furthermore, his performance as Chief Executive Officer has indicated an in-depth understanding of the company’s business.

Carollinn Gould. Ms. Gould, age 58, co-founded LMF in January 2008, and currently serves as a director of the company. From January 2008 to September 30, 2020, Mrs. Gould served as Vice President—General Manager, Secretary. Prior to joining LMF, Ms. Gould owned and operated a recruiting company specializing in the placement of financial services personnel. Prior to that, Ms. Gould worked at Outback Steakhouse (“OSI”) where she opened the first restaurant in 1989 and finished her career at OSI in 2006 as shared services controller for over 1,000 restaurants. Ms. Gould holds a Bachelor’s Degree in Business Management from Nova Southeastern University.

As a co-founder of LMF, Ms. Gould brings to our Board of Directors an encyclopedia of knowledge regarding LMF’s growth, operation, and procedures. Since inception, Ms. Gould has controlled all bank accounts of the company and managed its internal control systems. Ms. Gould also brings public company audit experience from her duties as controller at OSI as well as a wealth of personnel management and human resources skills.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our nominating and governance committee, the Board of Directors has determined that each of Messrs. McCree, Graham, Mills and Silcox are “independent directors” meeting the independence tests set forth in the rules of  the NASDAQ Stock Market and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including having no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). The Board of Directors has determined that Joel E. Rodgers, Sr. is not independent by reason of his family relationship to our Chief Executive Officer.

DIRECTOR COMPENSATION

The compensation of our non-employee directors is determined by the Board of Directors, which solicits a recommendation from the compensation committee.

Directors who are employees of the company do not receive any additional compensation for their service as directors. During 2019, the company’s non-employee directors did not earn any fees for service to the company, which includes attendance at Board of Directors and committee meetings held during 2019. In September 2020, the Board of Directors, based on the recommendation of the compensation committee, approved a special payment for each outside director to compensate its outside directors for the company’s non-payment of certain compensation since 2015. Such special payment was approved in the amount of $15,000 for each outside director for each year from 2017 to 2020 for which no payment was made to the outside directors. This payment was made in October 2020.

The table below summarizes the compensation paid by the company to non-employee directors or earned by the non-employee directors for the fiscal year ended December 31, 2020.

		Fees
		Earned or
		Paid in	Option
		Cash	Awards
Name(1)		($)(2)	($)	Total ($)
Martin A. Traber*	2020	$60,000	$—	$60,000
Andrew Graham	2020	$60,000	$—	$60,000
Fred Mills	2020	$45,000	$—	$45,000
Douglas I. McCree	2020	$60,000	$—	$60,000
Joel E. Rodgers, Sr.	2020	$60,000	$—	$60,000
Frank Silcox	2020	$—	$—	$—

(1) Bruce Rodgers, our chairman and chief executive officer, is not included in this table because he was an employee in 2020 and thus received no compensation for his services as director. The compensation received by Mr. Rodgers is set forth in the Summary Compensation Table below. Carollinn Gould was employed by LMF as its Vice President—General Manager and Secretary until September 30, 2020.  Ms. Gould served as an executive officer of the company, but not a named executive officer, who did not receive any additional compensation for services provided as a director for the company’s fiscal year ended December 31, 2020.  The compensation received by Ms. Gould as an employee of LMF is set forth in the section below entitled “Transactions With Related Persons.”

(2) Represents fees paid in October 2020 for the period from January 1, 2017 through December 31, 2020, $15,000 of which is attributable to the period from January 1, 2020 through December 31, 2020.

* Mr. Traber ceased to be a director of our company in January 2021.

On October 27, 2021, we adopted a non-employee director compensation program that provides for annual retainer fees and equity awards for our non-employee directors.  The program was adopted under the 2021 Omnibus Incentive Plan, which is described in more detail below. Under the non-employee director compensation program, each non-employee director receives an annual cash retainer of $60,000 (or $90,000 for audit committee members) payable in arrears in equal quarterly payments and pro-rated for partial years.  Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $60,000 (or $90,000 for audit committee members) divided by the option exercise price (which will be equal to the fair market value of the company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the company’s annual stockholder meeting each year.  The program also provides for an initial option grant on the date on which a person first becomes a director of the company for a number of shares equal to $25,000 divided by the exercise price, and it provides for the grant of an option on October 28, 2021 to each non-employee director then serving on the board of directors to purchase a number of shares equal to $60,000 ($75,000 for audit committee members) divided by the exercise price, which was $5.95 per share.  Options granted under the non-employee director compensation program will be subject to accelerated vesting upon a change of control of the company (as defined in the 2021 Omnibus Plan), and the options granted on October 28, 2021 will be subject to accelerated vesting in the event that the closing price of the company’s common stock exceeds $12.00 for ten consecutive trading days.  The options granted on October 28, 2021 will not be exercisable unless and until the 2021 Omnibus Plan is approved by the company’s stockholders.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Business Law Group

LMF has engaged BLG on behalf of many of its incorporated nonprofit community association clients, or “Associations,” to service and collect the accounts and to distribute the proceeds as required by Florida law and the provisions of the purchase agreements between LMF and the Associations. In addition, Ms. Gould entered an employment agreement to work part-time for LMF, pursuant to which she received $119,431 and $132,693 for the years ended December 31, 2020 and 2019, respectively. Ms. Gould’s employment agreement with LMF permits her to also work as General Manager of BLG, which pays her additional compensation of

$300,000 per year. Ms. Gould terminated her employment with the company on September 30, 2020.  Ms. Gould received a $450,000 severance payment in 2020 in connection with the termination of her employment.

Frank Silcox, a director of the company has been employed by BLG since 2021 as business development director in which he is paid $24,000 a year in cash compensation and health benefits in the amount of approximately $6,720 per year.  The amount paid to Mr. Silcox by BLG in 2020 and 2019 was $0 and $0 in cash, respectively, and $0 and $0 in health benefits, respectively.

IIU Acquisition and Disposal

On November 2, 2018, the company purchased a Senior Convertible Promissory Note in the original principal amount of $1,500,000 (the “IIU Note”) from IIU, a Virginia based travel insurance brokerage company controlled by Craven House North America, LLC (“Craven”) N.A.  At the time of the investment, Craven’s ownership in the our company, excluding unexercised warrants, was approximately 20% of our company’s outstanding stock. The maturity date of the IIU Note was 360 days after the date of issuance (subject to acceleration upon an event of default). The IIU Note carried a 3.0% interest rate, with accrued but unpaid interest being payable on the IIU Note’s maturity date.

On January 16, 2019, the company entered into a Stock Purchase Agreement with Craven (the “IIU SPA”) to purchase all of the outstanding capital stock of IIU, and such transaction closed on the same date. The purchase price paid by the company for the acquired stock under the IIU SPA consisted of (1) the company’s cancellation of all principal and interest outstanding under the IIU Note and (2) the company’s issuance of a convertible promissory note to Craven in the aggregate principal amount of $3,581,982.16 (the “Craven Convertible Note”).  Also on January 16, 2019, Mark Pajak, the President and Chairman of Craven, became the Chief Operating Officer of our company.

On January 8, 2020, the company entered into a Stock Purchase Agreement (“SPA”) with Craven pursuant to which the company sold back to Craven all of the issued and outstanding shares of IIU for $3,562,569. The purchase price was paid by Craven through the cancellation of the Craven Convertible Note plus forgiveness of $100,787 of accrued interest. In connection with the transaction, Mark Pajak resigned as our company’s Chief Operating Officer.

Consulting Services

Martin A. Traber, is a former director of the company, who resigned in January 2021.  Mr. Traber serves as Chairman of Skyway Capital Markets, which billed us $135,000 in 2019 for fairness opinions, which represents less than 1% of Skyway Capital Markets’ annual revenue. These services were provided on an arm’s-length basis and paid for at fair market value. We believe that such services were performed on terms at least as favorable to us as those that would have been realized in transactions with unaffiliated entities or individuals.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and beneficial owners of more than 10% of our common stock  to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings.  Based solely on our review of the copies of such forms received by us we believe that during the twelve months ended December 31, 2020, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were timely complied with.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have posted the text of our code of ethics to our internet website: www.lmfunding.com by clicking “Investors” at the top and then “Corporate Governance” and then the appropriate “Code of Ethics”. We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our internet website within the same section as described above.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines to promote effective governance of the company.  A current copy of our Corporate Governance Guidelines is available on our website www.lmfunding.com by clicking “Investors” at the top and then “Corporate Governance” and then “Corporate Governance Guidelines.”

ANTI-HEDGING POLICIES

Our Board of Directors has adopted an Insider Trading Policy which applies to all of our directors, officers and designated employees. The policy prohibits our directors, officers and designated employees from engaging in hedging transactions, short sales and transactions in publicly traded options, such as puts, calls and other derivatives, involving our equity securities.

MEETINGS OF THE BOARD OF DIRECTORS

During 2020, our Board of Directors held ten meetings. During each of 2019 and 2020, no director attended less than 75% of the Board of Directors’ and applicable committee meetings. In addition, the independent directors met in executive session periodically in 2020 and all seven directors attended either telephonically or in person the annual meeting of stockholders held on Monday, May 11, 2020..

We have not established a policy with regard to the attendance of board members at annual stockholder meetings.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which stockholders may communicate with members of the Board of Directors, individually or as a group.  Stockholders wishing to communicate with the Board of Directors or a specified member of the Board may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipient or recipients, which may be the Board of Directors as a group or an individual member of the Board.  The communication should include the stockholder’s name and the number of shares owned.  Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the specified members of the Board of Directors.  We have also established procedures by which all interested parties (not just stockholders) may communicate directly with our non-management or independent directors as a group.  Any interested party wishing to communicate with our non-management or independent directors as a group may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention:  Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606.  The mailing envelope should clearly specify the intended recipients, which may be the non-management directors or the independent directors as a group.  The envelope will be promptly forwarded for distribution to the intended recipients.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an audit committee, a compensation committee and a nominating and governance committee.

Audit Committee

The company has a separately-designated standing audit committee established in accordance with the Securities and Exchange Act of 1934. The audit committee’s responsibilities include the following:

•	assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;

•	overseeing the work of our internal accounting and auditing processes;
•	discussing with management our processes to manage business and financial risk;
•

making appointment, compensation, and retention decisions regarding, and overseeing the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements;

•

establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; and
•	conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The audit committee is composed of three members: Andrew Graham, its chairman, Fred Mills and Douglas I. McCree. Since our common shares are listed on the Nasdaq Capital Market (“NASDAQ”), we are governed by its listing standards (the “NASDAQ Rules”). Accordingly, the members of the audit committee are considered to be “independent directors” pursuant to the definition contained in NASDAQ Rule 5605(a)(2)  and the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act. The Board of Directors has determined that Mr. Graham is an audit committee financial expert. The audit committee met formally four times during 2020 and four times during 2019 and otherwise acted by unanimous written consent. The Board of Directors has adopted a written Audit Committee Charter.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Corporate Governance.”

Compensation Committee

The compensation committee’s responsibilities include the following:

•	reviewing and approving the compensation programs applicable to our executive officers;
•	recommending to the Board of Directors and periodically reviewing policies for the administration of the executive compensation programs;
•

reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;

•	reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;
•	administering and making awards under the company’s 2015 Omnibus Incentive Plan and monitoring and supervising the administration of any other benefit plans the company may have; and
•	reviewing and approving compensation to outside directors.

The compensation committee has the authority to determine the compensation of the named executive officers, except the chief executive officer.  The compensation committee makes recommendations to the Board of Directors for non-employee directors and the chief executive officer compensation and equity awards under the company’s equity plans.  At least annually, the compensation committee considers the results of the company’s operations and its financial position and makes compensation determinations.  The compensation committee did not engage or rely on consultants in determining compensation paid to executive officers in 2019 and 2020, instead relying on the judgment and knowledge of its own members. The compensation committee is composed of three members: Douglas I. McCree, its chairman, Fred Mills, and Frank Silcox, each of whom has been determined to be “independent” within the meaning of the SEC and NASDAQ Rules and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. The Board of Directors has adopted a formal compensation committee charter.  As required under NASDAQ Rule 5605(d)(1), the compensation committee assesses the adequacy of its charter on an annual basis. The compensation committee met formally one time during 2020 and otherwise acted by unanimous written consent.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Corporate Governance.”

Nominating and Governance Committee

The nominating and governance committee’s responsibilities include the following:

•	establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;
•

identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of the stockholders;

•	recommending members of the board to serve on the committees of the board;
•	evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;
•	developing and recommending to the board a set of corporate governance principles appropriate for our company and consistent with the applicable laws, regulations, and listing requirements;
•	developing and recommending to the board a code of conduct for our company’s directors, officers, and employees;
•

ensuring that we make all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for stockholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards; and

•

reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The nominating and governance committee is composed of three members: Andrew Graham, its chairman, Douglas I. McCree, and Frank Silcox. The nominating and governance committee had no meetings in 2020 but will meet prior to the submission of this proxy statement. The Board of Directors has adopted a written nominating and governance committee charter. A current copy of the charter is available on our website at www.lmfunding.com by clicking “Investors” and then “Corporate Governance.”

Each of the proposed director nominees was recommended by the nominating and governance committee to the Board of Directors.

The nominating and governance committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the nominating and governance committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company. The nominating and governance committee has not adopted a specific policy on diversity.

The nominating and governance committee will consider director candidates recommended by stockholders. Any stockholder wishing to recommend one or more director candidates should send the recommendations before November 1st of the year preceding the next annual meeting of stockholders to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors the stockholder wishes the committee to consider, as well as the stockholder’s name, address and telephone number and the class and number of shares held. The committee may require the recommended candidate to furnish additional information. Mr. Rodgers will forward recommendations of qualified candidates to the nominating and governance committee and those candidates will be given the same consideration as all other candidates.

A stockholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Stockholders, rather than recommend a candidate to the nominating and governance committee, must comply with the advance notice requirements set forth in our Bylaws. See “Stockholder Proposals for Presentation at the Annual Meeting” for further information.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of the Board of Directors. Under our current leadership structure, Bruce M. Rodgers serves as Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Rodgers’ role includes providing continuous feedback on the direction and performance of the company, serving as chairman of regular meetings of the Board of Directors, setting the agenda for the meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business. Mr. Rodgers plays a significant role also in formulating and executing the company’s strategic plans, financing activity and investment decisions. We believe board oversight and planning is a collaborative effort among the directors, each of whom has unique skills, experience and education, and this structure facilitates collaboration and communication among the directors and management and makes the best use of their respective skills. The Board of Directors periodically reviews the board leadership structure to evaluate whether the structure remains appropriate for the company and may determine to alter this leadership structure anytime based on then existing circumstances.

Board of Directors’ Role in Risk Oversight

The Board of Directors plays a significant role in monitoring risks to the company. Where major risks are involved, the Board of Directors takes a direct role in reviewing those matters.  The Board of Directors also approves any strategic initiatives and any large or unusual investment or other such expenditure of the company’s resources. The Board of Directors has established committees to assist in ensuring that material risks are identified and managed appropriately. Among them are the audit committee, the compensation committee, and the nominating and governance committee. The Board of Directors and its committees regularly review material operational, financial, compensation and compliance risks with executive management. The audit committee is responsible for assisting the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices and discussing with management our processes to manage business and financial risk. The compensation committee considers risk in connection with its design of our compensation programs for our executives.  The nominating and governance committee regularly reviews the company’s corporate governance structure and board committee assignments. Each committee regularly reports to the Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Malone Bailey LLP was our principal registered public accounting firm for 2020 and 2019.

AUDIT FEES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2020 and 2019 provided by Malone Bailey, LLP our principal accountant:

	2020	2019
Audit Fees (1)	$124,400	122,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	33,575	8,076
Total	$157,975	130,076

(1)

Audit Fees represent fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly financial statements included in our quarterly reports on Form 10-Q.

(2)	All Other Fees represent fees billed for services provided to us not otherwise included in the categories above

PRE-APPROVAL POLICIES

All auditing services and non-auditing services are pre-approved by the audit committee. The audit committee has delegated this authority to the chairman of the audit committee for situations when pre-approval by the full audit committee is inconvenient. Any decisions by the chairman of the audit committee must be disclosed at the next audit committee meeting.

AUDIT COMMITTEE REPORT

The audit committee oversees the financial reporting processes of LM Funding America, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with representatives of Malone Bailey LLP, the company’s independent registered public accounting firm responsible for auditing the company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee discussed with representatives of Malone Bailey LLP, the overall scope and plans for their audit. The audit committee met with representatives of Malone Bailey LLP, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Reports on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE

Andrew Graham, Chairman

Fred Mills
Douglas I. McCree

PROPOSAL 2

 RATIFICATION OF MALONE BAILEY LLP

The audit committee of the Board of Directors has appointed Malone Bailey LLP (“Malone Bailey”) as the company’s independent registered public accounting firm for our fiscal year ending December 31, 2021. Malone Bailey also served as the company’s independent registered public accounting firm for our 2020 fiscal year ended December 31, 2020. The Board of Directors concurs with the appointment and is submitting the appointment of Malone Bailey as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.

Our Bylaws do not require that the stockholders ratify the appointment of Malone Bailey as our independent registered public accounting firm. We are seeking ratification because we believe it is a sound corporate governance practice. If the stockholders do not ratify the appointment, our audit committee will reconsider whether to retain Malone Bailey, but may retain Malone Bailey in any event. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the company and its stockholders.

We expect that representatives of Malone Bailey, LLP will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONE BAILEY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

ITEM 2 ON YOUR PROXY CARD.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION,

TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 30,000,000 TO 350,000,000 SHARES AND TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF PREFERRED STOCK FROM 5,000,000 to 150,000,000 SHARES

General

You are being asked to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock. Our Board of Directors has approved a proposed amendment, subject to stockholder approval, to the company’s Certificate of Incorporation, as amended, that increases the number of authorized shares of common stock from 30,000,000 shares to 350,000,000 shares. An increase in the number of authorized shares will not have a dilutive effect on the value of our stockholders’ common stock; only the actual issuance of additional common stock would have such an effect.

Current Capitalization

As of October 25, 2021, we were authorized to issue up to 30,000,000 shares of our common stock, 12,677,442 shares of our common stock were issued and outstanding, and, as described in the table below, 12,876,800 shares of our common stock were reserved for issuance.

Shares Reserved for Issuance Upon Exercise of Options Previously Granted Under our 2015 Omnibus Incentive Plan	3,860
Shares Reserved for Future Issuance Under our 2015 Omnibus Incentive Plan	5,000,000
Shares Reserved for Issuance Upon Exercise of Outstanding Warrants	7,872,940
TOTAL SHARES OF COMMON STOCK RESERVED FOR ISSUANCE AS OF OCTOBER 25, 2021	12,876,800]

As of October 25, 2021, we were authorized to issue up to 5,000,000 shares of our preferred stock.  There were no shares of our preferred stock issued and outstanding as of such date.

Purpose and Effects of Amendment

Our Board of Directors is recommending the increase in authorized shares of common stock and preferred stock for future corporate needs. Our Board of Directors believes that these additional shares will provide the company with needed flexibility to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay relating to obtaining stockholder approval for a particular issuance.

Our Board of Directors believes it is in the best interest of the company to increase the number of authorized shares of common stock and preferred stock in order to give the company greater flexibility in considering and planning for future potential business needs. Having the additional authorized common shares and preferred shares available is important to our continued efforts to pursue our strategic goals. The additional shares of common stock and preferred stock will be available for issuance by our Board of Directors for various corporate purposes, including but not limited to, issuances pursuant to the company’s equity incentive plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, as well as other general corporate transactions. If the authorization of an increase in our available common stock and preferred stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet the objectives set forth above.

If this proposal is approved, the additional authorized common shares and preferred shares may be issued at the discretion of our Board of Directors without further stockholder action, except as may be required by law or the rules of the exchange or trading facility on which the company's shares trade or may trade in the future. The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. The adoption of the amendment to our certificate of incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, because holders of common stock of the company have no preemptive rights to purchase or subscribe for any unissued stock of the company, the issuance of shares of common stock or preferred stock that is convertible into shares of common stock would reduce each stockholder's proportionate interest in the company.

Increasing the availability of authorized but unissued shares of common stock and preferred stock could have an anti-takeover effect because the potential issuance of such shares could dilute certain rights of a person seeking to obtain control of the company or to change the company's management. Our Board of Directors has no present intention of using such shares in this manner. The company does not have any current plans, agreements, arrangements or understanding with respect to the planned issuance of the newly authorized shares of common stock and preferred stock.

Effectiveness of the Amendment

If the proposed amendment to our certificate of incorporation, as amended, described in this proposal is approved by our stockholders, it will become effective upon the filing of a certificate of amendment, as contemplated by the proposed form of “Certificate of Amendment” attached hereto as Appendix A (the “Amendment”), to our certificate of incorporation, as amended, with the Secretary of State of the State of Delaware.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK, $0.001 PAR VALUE PER SHARE, FROM  30,000,000 TO 350,000,000 AND TO INCREASE THE NUMBER OF THE AUTHORIZED SHARES OF OUR PREFERRED STOCK, $0.001 PER SHARE, FROM 5,000,000 TO 150,000,000.

ITEM 3 ON YOUR PROXY CARD.

PROPOSAL 4

APPROVAL OF OUR 2021 OMNIBUS INCENTIVE PLAN

General

On October 27, 2021, our Board of Directors adopted the LM Funding America, Inc. 2021 Omnibus Incentive Plan (the “Plan” or the “2021 Omnibus Plan”) and recommended that the Plan be submitted for the approval our stockholders at the Annual Meeting. If approved by our stockholders, the Plan authorizes the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code (the “Code”), to our employees and any of our parent and subsidiary corporations’ employees, and the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and any of our future subsidiary corporations’ employees and consultants.

The 2021 Omnibus Plan is intended to allow us to continue to use equity awards as part of our ongoing compensation strategy for our key employees. Awards under the Plan will support the creation of long-term value and returns for our stockholders. The purpose of the Plan is to promote the best interests of the company and our stockholders by providing key employees, consultants and non-employee directors with an opportunity to acquire our shares or receive monetary payments. The Plan is intended to promote management continuity and increased incentive and personal interest in the welfare of the company by those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success. In addition, by encouraging stock ownership by non-employee directors, we seek to attract and retain highly competent board members and to provide a further incentive to serve as a director of our company.

The 2021 Omnibus Plan became effective on October 27, 2021, provided that no options or stock appreciation rights granted under the Plan will be exercisable and no shares or restricted stock units may be granted under the Plan unless and until the Plan has been approved by the stockholders of the ompany, which approval must occur on or within twelve (12) months of the date on which the Plan became effective.

Background of the Plan; Dilutive Impact

Prior to the 2021 Omnibus Plan, we maintained the LM Funding America, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”).  The 2015 Plan originally authorized the grant of equity awards with respect to an aggregate of 12,000 shares of our common stock, and as of October 19, 2021, there were outstanding options under the 2015 Plan with respect to an aggregate of 3,860 shares.  Accordingly, an aggregate of only approximately 8,140 shares remain available for the grant of new awards under the 2015 Plan.  The Board of Directors believes that this is insufficient for our future growth and recommended that 5,000,000 shares be authorized for awards under the 2021 Omnibus Plan, subject to annual increases as described below.

Our Board of Directors believes that approval of the 2021 Omnibus Plan is essential to build and grow our business by making available a pool of equity awards that can be granted to directors, officers, and employees of our company, as the Board of Directors believes that such awards motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the company, and provide an effective means of recognizing employee contributions to the success of the company. The Board believes that equity awards are a competitive necessity in the environment in which we operate and are essential to our future success at recruiting and retaining the highly qualified technical and other key personnel who will help the company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue to grant meaningful equity awards will be important to our future success. In setting the new amount of shares authorized under the 2021 Omnibus Plan, the Board considered, among other factors, the historical amounts of equity awards granted by the company, the potential future grants over the next several years, and the recommendations by the company’s officers.

Based solely on the closing price of our common stock as reported on the NASDAQ Capital Market on October 19, 2021, the approximate aggregate market value of the 5,000,000 shares that could potentially be initially issued under the Plan Amendment (before annual increases) is $30,500,000.

Upon the adoption of the Plan, the Board terminated the 2015 Plan, provided that the 2015 Plan will continue to govern outstanding awards previously made under such plan. Accordingly, no new awards will be granted under the 2015 Plan.

Summary of the Terms of the 2021 Omnibus Plan

The following is a summary of certain terms and conditions of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B to this Proxy Statement. You are encouraged to read the full text of the 2021 Omnibus Plan.

Plan Administration

The 2021 Omnibus Plan is administered by our Board of Directors or our compensation committee, or any other committee or subcommittee or one or more of our officers to whom authority has been delegated (collectively, the “Administrator”). The Administrator has the authority to interpret the 2021 Omnibus Plan and award agreements entered into with respect to the 2021 Omnibus Plan; to make, change and rescind rules and regulations relating to the 2021 Omnibus Plan; to make changes to, or reconcile any inconsistency in, the 2021 Omnibus Plan or any award agreement covering an award; and to take any other actions needed to administer the 2021 Omnibus Plan.

Eligibility

The Administrator may designate any of the following as a participant under the 2021 Omnibus Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; and consultants of our company or our affiliates, and our directors, including our non-employee directors. As of October 19, 2021, we had an total of fourteen employees, directors, and officers eligible to be a participant under the 2021 Omnibus Plan.

Types of Awards

The 2021 Omnibus Plan permits the Administrator to grant stock options, stock appreciation rights (“SARs”), performance shares, performance units, shares of common stock, restricted stock, restricted stock units (“RSUs”), cash incentive awards, dividend equivalent units, or any other type of award permitted under the 2021 Omnibus Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Code. Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved Under the 2021 Omnibus Plan

The 2021 Omnibus Plan provides that 5,000,000 shares of our common stock are initially reserved for issuance under the 2021 Omnibus Plan, all of which may be issued pursuant to the exercise of incentive stock options. The number of shares available for issuance under our 2021 Omnibus Plan will also include an annual increase on the first day of each fiscal year beginning with our 2023 fiscal year (so long as the number of authorized shares of common stock in the company’s certificate of incorporation has been increased to at least 100,000,000 shares prior to such date), equal to the lesser of:

•	1,000,000 shares;
•	10% of the outstanding shares of all class of our common stock as of the last day of the immediately preceding fiscal year; or
•	such other amount as our Board of Directors may determine.

The number of shares reserved for issuance under the 2021 Omnibus Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the 2021 Omnibus Plan’s share reserve at the time the award is granted. If (a) an award expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, (e) shares are tendered or withheld in payment of the exercise price of an option or as a result of the net settlement of outstanding stock appreciation rights or (f) shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then those shares are added back to the reserve and may again be used for new awards under the 2021 Omnibus Plan. However, shares added back to the reserve pursuant to clauses (d), (e) or (f) in the preceding sentence may not be issued pursuant to incentive stock options.

Options and Stock Appreciation Rights.

The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option (“ISO”) or non-qualified stock option (“NQSO”), and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

The Administrator may also grant SARs, which represent the right of a participant to receive cash in an amount, or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2021 Omnibus Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (a) whether the SAR is granted independently of a stock option or relates to a stock option, (b) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (c) a term that must be no later than 10 years after the date of grant, and (d) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards.

The Administrator may grant awards of shares of common stock, restricted stock, RSUs, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance shares give the participant the right to receive shares of common stock to the extent performance goals are achieved. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

Cash Incentive Awards

The Administrator may grant cash incentive awards. An incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (described below), the performance period, the potential amount payable, and the timing of payment. While the 2021 Omnibus Plan permits cash incentive awards to be granted under the 2021 Omnibus Plan, we may also make cash incentive awards outside of the 2021 Omnibus Plan.

The Administrator will determine all terms and conditions of the awards including (a) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (b) the length of the vesting or performance period and, if different, the date that payment of the benefit will be made, (c) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (d) with respect to performance shares, performance units, and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock), or in a combination of the two.

Performance Goals

For purposes of the 2021 Omnibus Plan, the Administrator may establish objective or subjective performance goals which may apply to any performance award. Such performance goals may include, but are not limited to, one or more of the following measures with respect to our company or any one or more of our subsidiaries, affiliates, or other business units: basic earnings per common share for our company on a consolidated basis; diluted earnings per common share for our company on a consolidated basis; total stockholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality.. Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividend equivalent rights.

The Administrator may grant dividend equivalent units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. We determine all terms and conditions of a dividend equivalent unit award, except that dividend equivalent units may not be granted in connection with a stock option or SAR, and dividend equivalent unit awards granted in connection with another award cannot provide for payment until the date such award vests or is earned, as applicable.

Other stock-based awards.

The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right or as a bonus.

Transferability

Awards are not transferable, including to any financial institution, other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (a) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (b) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (c) transfer an award without receiving any consideration.

Adjustments

If (a) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (b) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (c) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board of Directors determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (d) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2021 Omnibus Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (1) the number and type of shares subject to the 2021 Omnibus Plan and which may, after the event, be made the subject of awards; (2) the number and type of shares of common stock subject to outstanding awards; (3) the grant, purchase, or exercise price with respect to any award; and (4) the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the 2021 Omnibus Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the 2021 Omnibus Plan.

Change of Control

Upon a change of control (as defined in the 2021 Omnibus Plan), in order to preserve a participant’s rights under an award, the Administrator in its discretion may, at the time an award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any performance Goals, relating to the exercise or realization of the award; (b) provide for the purchase or cancellation of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable (or the cancellation of awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the award in such circumstances); (c) adjust the terms of the award in the manner determined by the Administrator to reflect the change of control; (d) cause the award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of our company.

Non-Employee Directors

Non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under our 2021 Omnibus Plan. To provide a maximum limit on the cash compensation and equity awards that can be made to our non-employee directors, the 2021 Omnibus Plan provides that in any given fiscal year, an outside director may not be granted shares under our 2021 Omnibus Plan with an aggregate grant date fair value, when added to any cash compensation received by the non-employee directors,  of greater than $300,000.

Term of Plan

Unless earlier terminated by our Board of Directors, the 2021 Omnibus Plan will terminate on, and no further awards may be granted, after the 10th anniversary of its effective date.

Termination and Amendment of Plan

Our Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2021 Omnibus Plan at any time, subject to the following limitations:

•

Our Board of Directors must approve any amendment to the 2021 Omnibus Plan if we determine such approval is required by prior action of our Board of Directors, applicable corporate law, or any other applicable law;

•

Stockholders must approve any amendment to the 2021 Omnibus Plan, which may include an amendment to materially increase the number of shares reserved under the 2021 Omnibus Plan, if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, as amended, the Internal Revenue Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law; and

•	Stockholders must approve any amendment to the 2021 Omnibus Plan that would diminish the protections afforded by the participant award limits or repricing and backdating prohibitions.

Amendment, Modification, Cancellation and Disgorgement of Awards

Subject to the requirements of the 2021 Omnibus Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the 2021 Omnibus Plan.

We do not need to obtain participant (or other interested party) consent for any such action (a) that is permitted pursuant to the adjustment provisions of the 2021 Omnibus Plan; (b) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (c) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (d) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person as may then have an interest in the award.

The Administrator can cause a participant to forfeit any award, and require the participant to disgorge any gains attributable to the award, if the participant engages in any action constituting, as determined by the Administrator in its discretion, cause for termination, or a breach of a material company policy, any award agreement or any other agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

Any awards granted under the 2021 Omnibus Plan, and any shares of common stock issued or cash paid under an award, will be subject to any recoupment or clawback policy that we adopt, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to us.

Repricing and Backdating Prohibited

Except for the adjustments provided for in the 2021 Omnibus Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain Federal Income Tax Consequences for the 2021 Plan

The following is a general summary of the federal income tax consequences under current U.S. tax law to the company and to participants in the 2021 Omnibus Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of our common stock, dividend equivalent units, or incentive cash awards. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously acquired shares of the company’s common stock. For purposes of this summary, it is assumed that U.S. Participants will hold their shares of the company’s common stock received under the 2021 Omnibus Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2021 Omnibus Plan, or shares of the company’s common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2021 Omnibus Plan or shares of the company’s common stock issued thereto pursuant to the 2021 Omnibus Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant’s basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the company will generally be entitled to deduct such amount at such time.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash received, and the company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

A U.S. Participant who receives an award of restricted stock units generally will recognize ordinary income on the market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant or settled in cash, as the case may be, under the award (reduced by any amount paid by the participant for such restricted stock unit), and the capital gain/loss holding period for such shares will also commence on such date.

New Plan Benefits

The table below sets forth awards that the Committee approved under the 2021 Omnibus Incentive Plan, with the option grant awards not being exercisable until stockholder approval of such Plan and the share grants being contingent on stockholder approval of the Plan. If the 2021 Omnibus Incentive Plan is not approved by our stockholders at the Annual Meeting, then the awards set forth in the table below will be null and void.

Name	Stock Option Awards	Stock Awards
Executive Officers and Directors
Bruce M. Rodgers, Chairman, Chief Executive Officer, President and Director	1,800,000(1)	48,662(3)
Richard Russell, Chief Financial Officer	1,800,000(1)	25,279(3)
Ryan Duran, Vice President of Operations	175,000(1)
Joel E. Rodgers, Sr., Director	10,084(2)
Fred Mills, Director	12,605(2)
Douglas I. McCree, Director	12,605(2)
Andrew L. Graham, Director	12,605(2)
Carollinn Gould, Director	10,084(2)
Frank Silcox, Director	10,084(2)
All Executive Officers as a Group (3 individuals)	3,675,000	73,941
All Non-Employee Directors as a Group (6 individuals)	68,067	-
All Employees, excluding Executive Officers	-	-

(1) Represents options to purchase common stock of the company with an exercise price of $5.95 per share that will vest as follows:  1/3 on the first anniversary of the grant date with the remainder vesting monthly in 24 equal amounts, subject to accelerated vesting upon a change in control of our company or upon the closing price of our common stock exceeding $12.00 for ten consecutive days. The options were granted on October 28, 2021 but are not exercisable unless and until the company’s stockholders approve the Plan.

(2) Represents options to purchase common stock of the company with an exercise price of $5.95 per share vesting in two equal tranches on the date that is six months following the grant date and on the anniversary of the grant date, subject to accelerated vesting upon a change in control of our company or upon the closing price of our common stock exceeding $12.00 for ten consecutive days.  The options were granted on October 28, 2021 but are not exercisable unless and until the company’s stockholders approve the Plan.

(3) Represents vested shares issuable under employment agreements contingent on stockholder approval of Plan.

(4) Carollinn Gould was employed by the company as its Vice President—General Manager and Secretary until September 30, 2020 and was one of our named executive officers until September 2020.

Except as set forth in the table above, the company currently cannot determine the awards that may be granted under the 2021 Omnibus Incentive Plan in the future to eligible participants. The Administrator will make future awards under the 2021 Omnibus Incentive Plan in its discretion from time to time, and the benefits received will depend on the fair market value of the company’s common stock at various future dates and the extent to which performance goals set by the Administrator are met.

Securities Authorized for Issuance Under Equity Compensation Plans

The table below sets forth information with respect to shares of common stock that may be issued under our 2015 Omnibus Incentive Plan, as of December 31, 2020:

Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,860	$273.40	8,140
Equity compensation plans not approved by security holders	-	$-	-

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL THE 2021 OMNIBUS INCENTIVE PLAN

ITEM 4 ON YOUR PROXY CARD.

PROPOSAL 5

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We view executive compensation as an important matter both to us and to our stockholders. As required by Section 14A of the Exchange Act, we are asking stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers as disclosed in the section of this proxy statement entitled “Executive Compensation and Related Information” that follows. This advisory vote on the compensation of our named executive officers allows our stockholders to express their views on our executive compensation programs.

The Board of Directors would like the support of the company’s stockholders for the compensation of our named executive officers as disclosed in this proxy statement. Accordingly, for the reasons discussed above, the Board of Directors recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in this proxy statement.”

This advisory vote on the compensation of our named executive officers is not binding on the company, the Board of Directors or the compensation committee of the Board of Directors. However, the Board of Directors and the compensation committee of the Board of Directors will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

ITEM 5 ON YOUR PROXY CARD.

PROPOSAL 6

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary

The ompany’s stockholders are entitled to vote at the Annual Meeting regarding whether the stockholder vote to approve the compensation of the named executive officers (as described in proposal 5 of this proxy statement) should occur every one, two or three years. Under the rules issued by the SEC, stockholders shall also have the option to abstain from voting on the matter. The stockholder vote on the frequency of the stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on the company or our Board of Directors.

Although the vote is non-binding, our compensation committee and Board of Directors value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of the stockholder vote on executive compensation.

The Board of Directors has determined that a stockholder advisory vote on executive compensation every three years is the best approach for the company based on a number of considerations, including the following:

•

Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

•

A three-year vote cycle gives the Board of Directors sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THREE YEARS.

ITEM 6 ON YOUR PROXY CARD.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of October 31, 2021:

Name	Age	Title
Bruce M. Rodgers	57	Chairman, Chief Executive Officer and President
Richard Russell	60	Chief Financial Officer
Ryan Duran	37	Vice President of Operations

Bruce M. Rodgers. Mr. Rodgers background and experience is contained above in the section of the Proxy Statement entitled “Directors.”

Richard Russell Mr. Russell, age 60, has served as Chief Financial Officer of the company since November 2017. Since 2016, he has provided financial and accounting consulting services with a focus on technical and external reporting, internal auditing, mergers & acquisitions, risk management, and CFO and controller services.  Mr. Russell also served as Chief Financial Officer for Mission Health Communities from 2013 to 2016 and, before that, Mr. Russell served in a variety of roles for Cott Corporation from 2007 to 2013, including Senior Director of Finance, Senior Director of Internal Auditing, and Assistant Corporate Controller.  Mr. Russell’s extensive professional experience with public companies includes his position as Director of Financial Reporting and Internal Controls for Quality Distribution a previously listed publicly held company traded on the Nasdaq Stock Exchange  (“QLTY”) and as Danka’s Director of Reporting from 2001 to 2004 a previously listed publicly held office imaging company traded on both the London Stock Exchange and the Nasdaq Stock Exchange  (“DANKY”).  Mr. Russell also serves as Chief Financial Officer and as a director of LMF Acquisition Opportunities Inc., which is a publicly traded special purpose acquisition company that has been trading on the Nasdaq since January 2021. Mr. Russell also serve on a part-time basis as Chief Financial Officer of Generation Income properties Inc. (“GIPR”), which is a publicly traded real estate company traded on the OTCQB market, since December 2019.  Mr. Russell earned his Bachelor of Science in accounting and a Master’s in tax accounting from the University of Alabama, a Bachelor of Arts in international studies from the University of South Florida, and a Master’s in business administration from the University of Tampa.  On March 1, 2020, Mr. Russell was appointed to the board of directors for Trident Brands Inc. (“TDNT”), a publicly held consumer products company traded on the OTCQB market.  Mr. Russell was also Chairman of the Hillsborough County Internal Audit Committee and had been a member of the Committee from September 2016 to April 2021.

Ryan Duran. Mr. Duran, age 37, currently serves as Vice President of Operations of the company and joined the company in March 2015. Prior to joining the company, Mr. Duran served as Operations Manager of Business Law Group, since 2008. Mr. Duran holds a bachelor’s degree in real estate and finance from Florida State University.

We are aware of no arrangements as to the selection or appointment of executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our named executive officers during the years ended December 31, 2020, 2019 and 2018.

				Stock		Option	All Other
	Fiscal	Salary	Bonus	Awards	Awards		Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)		($)(4)	($)
Bruce Rodgers	2020	$362,500	$854,000	$—	$—		$8,757	$1,225,257
Chairman and CEO	2019	$349,467	$—	$—	$—		$7,390	$356,857
	2018	$269,500	$—	$—	$—		$3,541	$273,041
Richard Russell (1), (2)	2020	188,322	595,000	—	—		27,112	810,434
Chief Financial Officer	2019	193,855	—	—	—		23,273	217,128
	2018	180,000	135,000	—	26,309	(1)	20,759	362,068
Ryan Duran (3)	2020	155,769	20,000	—	—		26,618	202,387
Vice President of Operations	2019	146,923	—	—	—		22,657	169,580
	2018	132,500	—	—	8,769	(3)	19,718	160,988

(1)

(1)Includes an option to purchase 7,500 shares of common stock granted to Mr. Russell on May 29, 2018. The option has an exercise price of $10.00 per share and expires on May 29, 2028. The option vests fully in three equal annual installments on May 29, 2019, November 29, 2020 and November 29, 2021.

(2)Includes an option to purchase 2,500 shares of common stock granted to Mr. Russell on November 29, 2017. The option has an exercise price of $125.00 per share and expires on November 29, 2027. The option vests fully in three equal annual installments on November 29, 2018, November 29, 2019 and November 29, 2020.

(3)Includes an option to purchase 2,500 shares of common stock granted to Mr. Duran on May 29, 2018. The option has an exercise price of $10.00 per share and expires on May 29, 2028. The option vests fully in three equal annual installments on May 29, 2019, November 29, 2020 and November 29, 2021.

(4)These amounts consist of: health insurance premiums paid by the company in excess of non-executive contribution and auto allowance.

		Health
		Insurance	Auto
		Premiums	Allowance
Name	Year	($)	($)	Total ($)
Bruce Rodgers	2020	$8,757	$—	$7,390
	2019	$7,390	$—	$7,390
	2018	3,541	—	3,541
Richard Russell	2020	27,112	—	23,273
	2019	23,273	—	23,273
	2018	20,759	—	20,759
Ryan Duran	2020	26,618	—	22,657
	2019	22,657	—	22,657
	2018	19,718	—	19,718

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Bruce M. Rodgers. On September 30, 2020, the company and Bruce Rodgers entered into an Amended and Restated Employment Agreement under which Mr. Rodgers was appointed to continue to serve as the Chief Executive Officer of the company.  The agreement provided for a reduction of Mr. Rodgers’ annual base salary by $154,000 to a base salary of $231,000 in return for a cash payment of $539,000.  The agreement also provided that Mr. Rodgers may be granted annual bonuses at the discretion of the Board of Directors and provided for a one-time merit bonus of $315,000, which was paid on September 30, 2020. In addition, commencing on January 1, 2021, and on the first day of each subsequent calendar quarter for the remainder of the term of employment, Mr. Rodgers was entitled under the employment agreement to receive a grant of restricted common stock of the company with a grant date fair value equal to $48,125 under the company’s 2015 Omnibus Incentive Plan (the “2015 Plan”), with each grant vesting in four quarterly equal installments over a one year period.  However, Mr. Rodgers did not receive any such grants because of an insufficient number of shares available under the 2015 Plan. Under Mr. Rodgers’ employment agreement, Mr. Rodgers was also entitled to participate in all of the company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the company’s other employee officers participate.  The agreement also provided for a $1,500,000 lump-

sum bonus upon any change of control (as defined in the agreement) during the term of the agreement, and all unvested restricted shares were to vest upon a change of control.  The term of the Mr. Rodgers’ employment agreement was for three years and was to be automatically renewed each year unless terminated for “cause”, as defined in the agreement. Mr. Rodgers was entitled to receive the base salary due under his employment for a period of 36 months after termination, if terminated “without cause” (including a non-renewal of the agreement by the company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. Mr. Rodgers’ employment agreement contained certain non-competition covenants and confidentiality provisions.

In October 2021, Mr. Rodgers’ employment agreement was amended and restated to increase his base salary to $750,000.  The restated employment agreement deletes the quarterly grants of restricted common stock of the company with a grant date fair value equal to $48,125, as they were never paid, and instead provides for a grant of 48,662 shares of the company’s common stock to be paid if and after the company’s stockholders approve the 2021 Omnibus Incentive Plan.  An amount of shares equal to the taxes payable by Mr. Rodgers with respect to the grant will be withheld to satisfy such taxes.   The restated employment agreement provides for a lump-sum transaction bonus upon any change of control (as defined in the amended employment agreement) of 2% of the value of the transaction, provided that if the change of control transaction is not one in which the company is acquired, Mr. Rodgers will receive a cash transaction bonus equal to $15.0 million.  The terms of the restated employment agreement are otherwise materially same as Mr. Rodgers’ September 30, 2020 employment agreement.

Richard Russell. On September 30, 2020, the company and Richard Russell entered into an Amended and Restated Employment Agreement under which Mr. Russell was appointed to continue to serve as the company’s Chief Financial Officer.  The agreement provided for a reduction of Mr. Russell’s annual base salary by $80,000 to a base salary of $120,000 in return for a cash payment of $280,000.  The agreement also provided that Mr. Russell may be granted annual bonuses at the discretion of the Board of Directors and provided for a one-time merit bonus of $315,000, which was paid on September 30, 2020. In addition, commencing on January 1, 2021, and on the first day of each subsequent calendar quarter for the remainder of the term of his employment, Mr. Russell was entitled under such agreement to receive a grant of restricted common stock of the company with a grant date fair value equal to $25,000 under the 2015 Plan, with each grant vesting in four quarterly equal installments over a one year period.  However, Mr. Russell did not receive any such grants because of an insufficient number of shares available under the 2015 Plan. Under the agreement, Mr. Russell was also entitled to participate in all of the company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the company’s other employee officers participate.  Mr. Russell’s employment  agreement also provided for a $500,000 lump-sum bonus upon any change of control (as defined in the agreement) during the term of the agreement, and all unvested restricted shares will vest upon a change of control.  The term of Mr.  Russell’s employment agreement was for three years and was to be automatically renewed each year unless terminated for “cause,” as defined in the agreement. Mr. Russell was entitled to receive the base salary due under his employment agreement for a period of 24 months after termination if terminated “without cause” (including a non-renewal of the agreement by the company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. Mr. Russell’s employment agreement contains certain non-competition covenants and confidentiality provisions.

In October 2021, Mr. Russell’s employment agreement was amended and restated to increase his base salary to $500,000.  The restated employment agreement deletes the quarterly grants of restricted common stock of the company with a grant date fair value equal to $25,000, as they were never paid, and instead provides for a grant of 25,279 shares of the company’s common stock to be paid if and after the company’s stockholders approve the 2021 Omnibus Incentive Plan.  An amount of shares equal to the taxes payable by Mr. Russell with respect to the grant will be withheld to satisfy such taxes.   The amendment provides for a lump-sum transaction bonus upon any change of control (as defined in the amended employment agreement) of 2% of the value of the transaction, provided that if the change of control transaction is not one in which the company is acquired, Mr. Russell will receive a cash transaction bonus equal to $10.0 million.   The terms of the restated employment agreement are otherwise materially same as Mr. Russell’s September 30, 2020 employment agreement.

Ryan Duran.  On October 27, 2021, the company and Ryan Duran entered into an Employment Agreement under which Mr. Duran will serve as the Executive Vice President of Operations of the company.  Mr. Duran’s employment agreement provides for an annual base salary of $175,000, and it provides that Mr. Duran may be granted annual bonuses at the discretion of the Board of Directors and may participate in the company’s equity incentive plans on the same terms as other senior executives.  The agreement provides that Mr. Duran is entitled to participate in all of the company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the company’s other employee officers participate.  The term of Mr. Duran’s employment agreement is through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the company or Mr. Duran at least 30 days prior to the renewal date. Mr. Duran will be entitled to a lump sum severance payment of three times his base salary if he is terminated “without cause” (including a non-renewal of the agreement by the company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Duran’s employment agreement contains certain non-competition covenants and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on exercisable and unexercisable options held by the named executive officers on December 31, 2020.

	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units That Have Not Vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Bruce Rodgers (1)	—	—	$ —		—	—	—	—
Richard Russell (1)	500	—(1)	500.00	11/29/2027	—	—	—	—
Richard Russell	1,500	—	50.00	5/29/2028	—	—	—	—
Ryan Duran	83	—	500.00	1/2/2026	—	—	—	—
Ryan Duran	500	—(1)	50.00	5/29/2028	—	—	—	—

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of October 19, 2021 by:

•	each person who is known by us to beneficially own more than 5% of our outstanding common stock,
•	each of our directors and named executive officers, and
•	all directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 12,677,442 common shares outstanding as of October 19, 2021. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by an individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of October 19, 2021, are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated below, the address for each principal stockholder is LM Funding America, Inc., 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
5% Stockholders:	5% Stockholders:	5% Stockholders:
Bayfield Equity Partners, Ltd (9)	1,050,000	8.3%
10 Market Street Nassau Bahamas N-3901
Eva Pacific Pty Ltd (9)	1,050,000	8.3%
Level 33, 264 George Street Sydney NSW 2000, Australia
AGN Holdings Ltd (9)	1,023,000	8.1%
2nd Floor College House 17 King Edwards Road, Ruislip London HA4 7AE, England
Mint Capital Advisors Ltd. (10)	1,040,000	8.2%
Western Road Nassau, The Bahamas
Caravel CAD Fund Ltd. (11)	900,000	7.09%
Unit 7, Building Old Fort Bay Town Centre Nassau, New Providence, The Bahamas

Executive Officers and Directors
Bruce M. Rodgers (1)	44,930	*
Carollinn Gould (1)	44,930	*
Douglas I. McCree (2)	510	*
Joel E. Rodgers, Sr. (3)	120	*
Fred Mills (4)	520	*
Frank Silcox (5)	140	*
Andrew L. Graham (6)	100	*
Richard Russell (7)	2,000	*
Ryan Duran (8)	583	*
All Executive Officers and Directors as a Group (9 individuals)	48,939	*

*	Represents less than 1% of beneficial ownership

(1)

Includes 43,825 shares beneficially owned by Bruce M. Rodgers Revocable Trust and Carol Linn Gould Revocable Trust, 853 shares beneficially owned by BRR Holding, LLC, 232 shares beneficially owned by Bruce M. Rodgers IRA, and 20 shares beneficially owned by Carollinn Gould IRA, of which 13,242 shares in the case of Bruce M. Rodgers Revocable Trust and Carol Linn Gould Revocable Trust, 150 shares in the case of BRR Holding, LLC. Bruce M. Rodgers is the sole Trustee of the Bruce M. Rodgers Revocable Trust and Carollinn Gould is the sole Trustee of the Carol Linn Gould Revocable Trust.  Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould owns 100% of the outstanding membership interests of BRR Holding, LLC, and therefore Mr. Rodgers and Ms. Gould may be deemed to have shared voting and investment power for all 44,930 shares owned by both Trusts and BRR Holding, LLC. This amount does not include 1,810,084 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021.

(2)

Includes 410 shares of common stock, and 100 shares of common stock issuable upon the exercise of options at an exercise price of $500.00 that are currently exercisable. This amount does not include 12,605 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021.

(3)

Includes 20 shares of common stock, and 100 shares of common stock issuable upon the exercise of options at an exercise price of $500.00 that are currently exercisable. This amount does not include 10,084 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021.

(4)

Includes 520 shares of common stock. This amount does not include 12,605 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021.

(5)

Includes 140 shares of common stock. This amount does not include 10,084 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021

(6)

Includes 100 shares of common stock, and 100 shares of common stock issuable upon the exercise of options at an exercise price of $500.00 that are currently exercisable. This amount does not include 12,605 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021

(7)

Includes 500 shares of common stock issuable upon the exercise of options at an exercise price of $500 that are currently exercisable or become exercisable within 60 days after November 10, 2021, includes 1,500 shares of common stock issuable upon the exercise of options at an exercise price of $50.00 that are currently exercisable or become exercisable within 60 days after October 19, 2021.  This does not include 1,800,000 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021.

(8)

Includes 83 shares of common stock issuable upon the exercise of options at an exercise price of $500.00 that are currently exercisable or become exercisable within 60 days after November 10, 2021. Includes 500 shares of common stock issuable upon the exercise of options at an exercise price of $50.00 that are currently exercisable or become exercisable within 60 days after October 19, 2021. This does not include 175,000 shares of common stock issuable upon the exercise of options at an exercise price of $5.95.00 that are currently unexercisable or don’t become exercisable within 60 days after October 19, 2021.

(9)	Based on information reported on Schedule 13Ds filed on October 29, 2021.
(10)	Based on information reported on a Schedule 13G filed on November 3, 2021.
(11)	Based on information reported on a Schedule 13G filed on October 26, 2021.

OTHER MATTERS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the next annual meeting of stockholders must comply with Rule 14a-8 of the Exchange Act. The deadline for submitting such proposals is July 18, 2022 (120 days before the date of this year’s mailing without regard to the year), unless the date of the next annual meeting is more than 30 days before or after the one-year anniversary date of this Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the next annual meeting.

Stockholders wishing to submit proposals for the next annual meeting outside the process of Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 11 of our bylaws. To be timely, notice of the proposal must be received by the company no earlier than the close of business on the 120th day (August 12, 2022) and no later than the close of business on the 90th day (September 11, 2022) prior to the first anniversary of the this year’s Annual Meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the company.

Address proposals to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The company will promptly deliver a separate copy of any of these documents to you if you contact us at the following address or telephone number: LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606, telephone: 813-222-8996. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the company at the above address or telephone number.

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
LM FUNDING AMERICA, INC.

LM Funding America, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

1. The name of the Corporation is LM Funding America, Inc. The date of filing of the Corporation's original Certificate of Incorporation with the Secretary of State of the State of Delaware was April 20, 2015, as amended on August 7, 2015, September 5, 2018, October 15, 2018, and May 5, 2021.

2. This Certificate of Amendment to the Certificate of Incorporation was duly authorized and adopted by the Corporation's Board of Directors and stockholders in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware and amends the provisions of the Corporation’s Certificate of Incorporation, as amended.

3. The amendment to the existing Certificate of Incorporation, as amended, being effected hereby is as follows: Delete Section 1 of Article IV in its entirety and substitute in its place the following:

“SECTION 1. The aggregate number of shares of all classes of capital stock which the Corporate shall have the authority to issue is five hundred million (500,000,000) shares, consisting of one hundred fifty million (150,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”) and three hundred fifty million (350,000,000) shares of common stock, par value $0.001 per share (“Common Stock”).”

4. The amendment of the Certificate of Incorporation herein certified has been duly adopted and authorized by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5. Except as specifically set forth herein, the remainder of the Certificate of Incorporation will not be amended, modified or otherwise altered.

Executed effective as of this ___ day of __, 2021

LM FUNDING AMERICA, INC.

By:
Bruce M. Rodgers
Chief Executive Officer and Chairman of the Board

APPENDIX B

LM FUNDING AMERICA, INC.

2021 OMNIBUS INCENTIVE PLAN

1)	Purposes and Effective Date.
a)

Purposes. The LM Funding America, Inc. 2021 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

b)

Effective Date. The Plan shall become effective on October 27, 2021 (the “Effective Date”).  However, no Options or Stock Appreciation Rights will be exercisable; no Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units valued in relating to Shares or other Stock-based awards will be granted; and no Cash Incentive Award will be paid unless and until the Plan has been approved by the shareholders of the Company, which approval must occur on or within twelve (12) months after the Effective Date. This Plan will terminate as provided in Section 15.

2)	Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:
a)	“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.
b)

“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee, committees, officer or officers.

c)

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

d)	“Applicable Exchange” means the Nasdaq Stock Market, the New York Stock Exchange or such other exchange or automated trading system on which the Stock is principally traded at the applicable time.
e)

“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

f)	“Beneficial Owner” means a Person, with respect to any securities which:

i)such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;

1

ii)such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule l3D under the Act (or any comparable or successor report); or

iii)are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

g)	“Board” means the Board of Directors of the Company.
h)

“Cause” shall have the same meaning as set forth in a Participant’s employment agreement or individual Award with the Company, or, if the Participant does not have an employment agreement with the Company (or the Participant’s individual Award does not otherwise define the term), “Cause” shall mean a good faith finding by the Company that the Participant has (i) failed, neglected, or refused to perform the lawful employment duties related to the Participant’s position or as from time to time assigned to the Participant (other than due to disability within the meaning of Code Section 22(e)(3)); (ii) committed any willful, intentional, or grossly negligent act having the effect of injuring the interest, business, or reputation of the Company or any Affiliate; (iii) violated or failed to comply in any material respect with the Company’s or an Affiliate’s published rules, regulations, or policies, as in effect or amended from time to time, to the extent applicable to the Participant; (iv) committed an act constituting a felony or misdemeanor involving moral turpitude, fraud, theft, or dishonesty; (v) misappropriated or embezzled any property of the Company or an Affiliate (whether or not an act constituting a felony or misdemeanor); or (vi) breached any material provision of any applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue, or other agreement with the Company or any Affiliate.

i)	“Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:
i)

any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii)the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect Subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any

1

such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or

(iii)the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect Subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing twenty percent (20%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv)the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

j)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.
k)

“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) to the extent necessary for the Plan and Awards to comply with Rule 16b-3 promulgated under the Exchange Act.

l)	“Company” means LM Funding America, Inc., a Delaware corporation, or any successor thereto.
m)	“Director” means a member of the Board.
n)

“Disability” means, unless otherwise defined in the applicable Award agreement, a finding of disability under the long term disability plan sponsored by the Company or an Affiliate in which the Participant participates.  Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

o)	“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

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p)	“Effective Date” has the meaning in Section 1(b).
q)

“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

r)

“Fair Market Value” means a price that is based on the opening, closing, actual, high or low sale price, or the arithmetic mean of selling prices of, a Share, on the Applicable Exchange on the applicable date, the preceding trading day, the next succeeding trading day, or the arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period that is within 30 days before or 30 days after the applicable date, as determined by the Administrator in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an exercise price for an Option or Stock Appreciation Right, the commitment to grant the applicable Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). The method of determining Fair Market Value with respect to an Award shall be determined by the Administrator and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided that, if the Administrator does not specify a different method, the Fair Market Value of a Share as of a given date shall be the closing sale price as of the trading day immediately preceding the date as of which Fair Market Value is to be determined or, if there shall be no such sale on such date, the next preceding day on which such a sale shall have occurred. If the Stock is not traded on an established stock exchange, the Administrator shall determine in good faith the Fair Market Value in whatever manner it considers appropriate, but based on objective criteria. Notwithstanding the foregoing, in the case of the sale of Shares on the Applicable Exchange, the actual sale price shall be the Fair Market Value of such Shares.

s)

“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

t)	“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
u)

“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries and, to the extent necessary for Awards to comply with Rule 16b-3 under the Exchange Act, who otherwise meets the definition of “Non-Employee Director” in Rule 16b-3(b)(3) under the Exchange Act.

v)	“Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.
w)	“Option” means the right to purchase a Share at a stated price for a specified period of time.
x)	“Participant” means an individual selected by the Administrator to receive an Award.
y)

“Performance Goals” means any objective or subjective goals the Administrator establishes with respect to an Award.  A Performance Goal may, but is not required to, relate to one or more of the following with respect to the Company or any one or more Subsidiaries, Affiliates or other business units:  basic earnings per common share for the Company on a consolidated basis; diluted earnings per common share for the Company on a consolidated basis; total shareholder return; fair market value of shares; net sales; cost of sales; gross profit; selling, general and administrative expenses; operating income; earnings before interest and the provision for income taxes (EBIT); earnings before interest, the provision for income taxes, depreciation, and amortization (EBITDA); net income; accounts receivable; return on equity; return on assets; return on invested capital; return on sales; economic value added, or other measure of profitability that considers the cost of capital employed; free cash flow; net cash provided by operating activities; net increase (decrease) in cash and cash equivalents; customer satisfaction; market share; and/or quality. Unless otherwise determined by the Administrator, the relevant measurement of performance as to each Performance Goal shall be computed in accordance with generally accepted accounting principles, if applicable.  The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to by excluding the effects of (i) charges for reorganizing and restructuring, (ii) discontinued operations, (iii) asset write-downs, (iv) gains or losses on the disposition of a business, (v) mergers, acquisitions or dispositions, and (vi)

3

extraordinary, unusual and/or non-recurring items of gain or loss. The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.  The Administrator may establish other Performance Goals not listed in this Plan. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers or a percentage) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

z)	“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).
aa)

“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

bb)	“Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.
cc)	“Plan” means this LM Funding America, Inc. 2021 Omnibus Incentive Plan, as it may be amended from time to time.
dd)

“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

ee)	“Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.
ff)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.
gg)	“Share” means a share of Stock.

hh)“Stock” means the common stock, par value $0.001 per share, of the Company.

ii)“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

jj)

“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

3)	Administration.
a)

Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

b)

Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to a subcommittee of the Committee or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such

4

delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors.  If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee, subcommittee or one or more officers to the extent of such delegation.

c)

No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4)

Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5)

Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of Incentive Stock Options. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 15(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6)	Shares Reserved under this Plan.
a)

Plan Reserve. Subject to adjustment as provided in Section 17, as of the Effective Date, an aggregate of 5,000,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of Incentive Stock Options. The aggregate number of Shares reserved for issuance under this Plan shall be increased annually on the first day of each fiscal year of the Company after the Effective Date, commencing on the first day of the Company’s fiscal year 2023 (and only so long as the number of authorized shares of common stock in the Company’s certificate of incorporation has been increased to at least 100,000,000 shares prior to such date) by a number of Shares equal to the least of: (i) 1,000,000 Shares, (ii) 10% of the outstanding shares of all classes of the Company’s common stock as of the last day of the immediately preceding fiscal year or (iii) such other number of Shares as the Board may determine.  The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock. The aggregate number of Shares reserved under this Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. Notwithstanding the foregoing, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

b)

Replenishment of Shares Under this Plan. To the extent (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award (except as described below), (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) Shares are tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right or (vi) Shares are tendered or withheld to satisfy federal, state or local tax withholding obligations, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv), (v) or (vi) may not be issued pursuant to Incentive Stock Options.

c)

Non-Employee Director Award Limitation. Subject to adjustment as provided in Section 7, the maximum number of Shares that may be granted during any fiscal year to any individual Non-Employee Director shall not exceed that number of Shares

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that has a grant date fair value of, when added to any cash compensation received by such Non-Employee Director, $300,000.
7)

Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an Incentive Stock Option that meets the requirements of Code Section 422, or a Nonqualified Stock Option that does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of theShares subject to the Option as determined on the date of grant, (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any Incentive Stock Option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise.  If an Option that is intended to be an Incentive Stock Option fails to meet the requirements thereof, the Option shall automatically be treated as a Nonqualified Stock Option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of the methods set forth in clauses (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8)

Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares to which the SAR relates; (d) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (e) the terms and conditions of exercise or maturity, including vesting; (f) the term, provided that an SAR  must terminate no later than ten (10) years after the date of grant; and (g) whether the SAR will be settled in cash, Shares or a combination thereof.

9)

Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including, but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; provided that no dividends or Dividend Equivalent Units shall be paid on Performance Shares or Performance Units prior to their vesting.

10)

Annual Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, or such other circumstances as the Administrator may specify; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year.

11)

Long-Term Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including, but not limited to, the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or retirement (as defined by the Administrator), or such other circumstances as the Administrator may specify.

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12)

Dividend Equivalent Units. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect such other Award prior to its vesting.

13)

Other Stock-Based Awards.  Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

14)

Transferability.  Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

15)	Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.
a)

Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 15(b), this Plan will terminate on, and no further Awards may be granted under this Plan after, the tenth (10th) anniversary of the Effective Date.

b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:
(i)

the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)

shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)

shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or the limits set forth in Section 6(b)(except as permitted by Section 17), or (B) an amendment that would diminish the protections afforded by Section 15(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.
(i)

Except as provided in Section 15(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as

7

may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 17 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)

Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)

Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)

Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 15 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)

Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 17, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)

Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 15(b)(ii).

16)	Taxes.
b)

Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct)

8

from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

c)

No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

17)	Adjustment and Change of Control Provisions.
a)

Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of Incentive Stock Options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the

9

continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

b)

Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

c)	Effect of Change of Control.
(i)

In order to preserve a Participant’s rights under an Award in the event of a Change of Control, the Administrator in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (a) provide for the acceleration of any time period, or the deemed achievement of any Performance Goals, relating to the exercise or realization of the Award; (b) provide for the purchase or cancellation of the Award for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable (or the cancellation of Awards in exchange for no payment to the extent that no cash or other property would be received upon the exercise or realization of the Award in such circumstances); (c) adjust the terms of the Award in the manner determined by the Administrator to reflect the Change of Control; (d) cause the Award to be assumed, or new right substituted therefor, by another entity; or (e) make such other provision as the Administrator may consider equitable and in the best interests of the Company.

(ii)

Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accounting advisor determines that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) would be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this subsection (d), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of clause (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax).  In the event that clause (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

d)

Certain Modifications.  Notwithstanding anything contained in this Section 17, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 17 if it determines that the operation of this Section 17 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by

10

the surviving or acquiring corporation.
18)	Miscellaneous.
a)

Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

b)

Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

i)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;
(ii)

a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)

a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)	a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that constitutes “nonqualified deferred compensation” subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of such nonqualified deferred compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of  Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required to avoid the imposition of additional taxes under Code Section 409A, any payment of nonqualified deferred compensation made to the Participant on account of such separation from service shall not be made before a date that is six (6) months after the date of the separation from service.

c)

No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

d)

Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

e)

Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or

11

national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

f)

Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the State of Florida.

g)

Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one (1) year after the day the complaining party first knew or should have known of the events giving rise to the complaint.

h)

Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.  The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement.  Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter.  Except to the extent otherwise provided in the applicable award agreement, in the case of any Award that includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.

i)

Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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LM FUNDING AMERICA, INC.

1200 W PLATT, SUITE 100

TAMPA, FL 33606

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 9, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 9, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62530-P63649

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

LM FUNDING AMERICA, INC.

For   Withhold

For All

To withhold authority to vote for any individual

The Board of Directors recommends you vote FOR the following:

All

All

Except

nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1.	To elect two Class II directors to hold office for a three-year
	term ending at the third annual meeting of stockholders
	following their election;
	Nominees:
	01) Douglas I. McCree	The Board of Directors recommends you vote 3 Years Year	2 Years	1	Abstain
	02) Mr. Joel E. Rodgers	3 years on the following proposal:

The Board of Directors recommends you vote FOR

proposals 2 through 5.

For     Against     Abstain

6.	To conduct an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; and

2.To ratify the appointment of Malone Bailey LP as the

company's independent auditor to audit the company's

2021 financial statements;

To approve an amendment to the company's Certificate of Incorporation, as amended, to increase the number of the company's authorized shares of common stock, par value $0.001 per share, from 30,000,000 to 350,000,000 shares and to increase the number of the company's authorized shares of preferred stock, par value $0.001 per share, from 5,000,000 to 150,000,000 shares;

3.

4.To approve the LM Funding America, Inc. 2021 Omnibus

Incentive Plan;

5.To conduct an advisory vote on the compensation of

our named executive officers as disclosed in the proxy

statement;

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Yes            No

Please indicate if you plan to attend this meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,

administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

D62531-P63649

LM FUNDING AMERICA, INC.

Annual Meeting of Stockholders

December 10, 2021 3:00 PM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Bruce M. Rodgers and Carollinn Gould, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LM Funding America, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m., Eastern Time on December 10, 2021 at 1200 W Platt Street, Suite 100, Tampa, FL 33606, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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